As filed with the Securities and Exchange Commission on June 2, 1998
                                                  Registration No. 333-________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM S-4EF

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                     FIRST NATIONAL COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
         (State or other jurisdiction of incorporation or organization)

                                      6021
            (Primary Standard Industrial Classification Code Number)

                                   23-2900790
                      (I.R.S. Employer Identification No.)

                             102 East Drinker Street
                           Dunmore, Pennsylvania 18512

                                 (717) 346-7667
               (Address, including ZIP Code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                          J. David Lombardi, President
                     FIRST NATIONAL COMMUNITY BANCORP, INC.
                             102 East Drinker Street
                           Dunmore, Pennsylvania 18512

                                 (717) 346-7667
            (Name, address,  including ZIP Code, and telephone number, including area code, of agent for service)

                                 With A Copy To:

                          Nicholas Bybel, Jr., Esquire
                            B. Tyler Lincoln, Esquire
                             Shumaker Williams, P.C.
                               Post Office Box 88
                         Harrisburg, Pennsylvania 17108
                            Telephone: (717) 763-1121

Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after the effective date of the Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [x]



                         CALCULATION OF REGISTRATION FEE


   Title of Each             Amount                      Proposed Maximum
Class of Securities           to be                       Offering Price
 Being Registered          Registered                       Per Unit(1)


Common Stock par
value $1.25 per
share..................  108,756 Shares                      $27.77



                                                  Proposed
   Title of Each                                   Maximum              Amount
Class of Securities                                Aggregate        Registration
 Being Registered                               Offering Price(1)       Fee(1)

Common Stock par
value $1.25 per
share..................  108,756 Shares          $3,020,154.12       $890.95

(1) Estimated solely for the purpose of calculating the registration fee and based, in accordance with Rule 457(f)(2), upon the book value of the outstanding shares of common stock, par value $1.25 per share, of First National Community Bank, as of May 31, 1998, of $27.77 per share and a maximum of 1,199,180 shares of such stock to be converted into Common Stock of Registrant in connection with the formation of a holding company, of which 1,090,424 shares are registered pursuant to Registrant's Registration Statement No. 333-24121 on Form S-4, as amended, filed with the Commission on March 28, 1997.


                                  INTRODUCTION

     The Registrant hereby files an abbreviated Registration Statement on Form S-4, pursuant to Commission Rule 462(b) (the "Rule 462(b) Registration Statement"), which Rule 462(b) Registration Statement contains a cover page, a page incorporating Registrant's Registration Statement No. 333-24121 on Form S-4, filed with the Commission on March 28, 1997, and as amended on December 31, 1997, and certain additional opinions and consents required as exhibits.


     On November 19, 1997, Registrant's Board of Directors declared a 10% stock dividend to shareholders of record, payable on December 31, 1997. The declaration of a stock dividend was not contemplated in Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997, and effective on April 17, 1997. Therefor, Registrant hereby registers 108,756 additional shares of Registrant's common stock, par value $1.25 per share, and, except as set forth herein, incorporates herein by reference the information set forth in Registrant's Registration Statement No. 333-24121 on Form S-4, as amended, all as prescribed by Commission Rule 462(b).

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.  Exhibits and Financial Statement Schedules.

     (a)  Exhibits.

     2A Plan of Reorganization dated as of March 12, 1997 among Registrant, First National Community Bank and First National Community Interim Bank. (Incorporated by reference to Exhibit 2A to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

     2B Plan of Merger dated as of March 12, 1997 between First National Community Bank and First National Community Interim Bank. (Incorporated by reference to Exhibit 2B to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

     3(i) Articles of Incorporation of Registrant. (Incorporated by reference to Exhibit 3(i) to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

     3(ii)By-laws of Registrant. (Incorporated by reference to Exhibit 3(ii) to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

     5    Opinion of Shumaker Williams, P.C. of Camp Hill, Pennsylvania, Special
          Counsel  to   Registrant,   as  to  the  legality  of  the  shares  of
          Registrant's stock being registered.

     23 Consent of Shumaker Williams, P.C. of Camp Hill, Pennsylvania, Special Counsel to Registrant. (Included in Exhibit 5.)

     24 Power of Attorney given by the Officers and Directors of the Registrant. ( Included on Signature Page.)

     99D Subchapter D of Chapter 17 of the Pennsylvania Business Corporation Law of 1988, as amended, (15 Pa. C.S. ss.ss.1741-1750) relating to indemnification. (Incorporated by reference to Exhibit 99D to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

     99E Excerpts from Section 215a of the National Bank Act Relating to Dissenters' Rights. (Incorporated by reference to Exhibit 99E to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

         (b)      Not Applicable.

         (c)      Not Applicable.

Item 22.          Undertakings.

     (a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the Proxy Statement/Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (ss.230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) (1) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (2) The Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (b)(1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the manner has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (d) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Proxy Statement/ Prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (e) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dunmore, Commonwealth of Pennsylvania, on the 27th day of May, 1998.

                                          FIRST NATIONAL COMMUNITY BANCORP, INC.


                                     By:  /s/ J. David Lombardi
                                          -------------------------------------
                                          J. David Lombardi,
                                          President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. David Lombardi and William S. Lance, and
each of them, his  true  and  lawful   attorneys-in-fact   and  agents,  with
full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature and Capacity                                   Date

/s/ J. David Lombardi
____________________________________                        May 27, 1998
J. David Lombardi, President and CEO

/s/ Louis A. DeNaples
____________________________________                        May 27, 1998
Louis A. DeNaples, Chairman of the Board

/s/ Angelo F. Bistocchi
____________________________________                        May 27, 1998
Angelo F. Bistocchi, Director

/s/ Michael G. Cestone
____________________________________                        May 27, 1998
Michael G. Cestone, Director

/s/ Michael J. Cestone, Jr.
____________________________________                        May 27, 1998
Michael J. Cestone, Jr., Director

/s/ Dominick L. DeNaples
____________________________________                        May 27, 1998
Dominick L. DeNaples, Director

/s/ Joseph J. Gentile
____________________________________                        May 27, 1998
Joseph J. Gentile, Director

/s/ Martin F. Gibbons
____________________________________                        May 27, 1998
Martin F. Gibbons, Director

/s/ Joseph O. Haggerty
____________________________________                        May 27, 1998
Joseph O. Haggerty, Director


____________________________________                        May 27, 1998
George N. Juba, Director

/s/ John R. Thomas
____________________________________                        May 27, 1998
John R. Thomas, Director

                                INDEX TO EXHIBITS

  Exhibit Index
      Number                                                           Page

         2A       Plan of  Reorganization  dated  as of
                  March  12,  1997  among Registrant,
                  First National  Community Bank and First
                  National Community Interim Bank.
                  (Incorporated by reference to Exhibit
                  2A to Registrant's Registration Statement
                  No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

         2B Plan of Merger dated as of March 12, 1997 between First National Community Bank and
                  First National  Community Interim Bank.
                  (Incorporated by reference to Exhibit 2B to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

         3(i) Articles of Incorporation of Registrant. (Incorporated by reference to Exhibit 3(i) to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)

         3(ii) By-laws of Registrant. (Incorporated by reference to Exhibit 3(ii) to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment
                  No. 1, filed with the Commission on December 31,
                  1997.)

         5 Opinion of Shumaker Williams, P.C. of Camp Hill, Pennsylvania, Special Counsel to Registrant, as to the legality of the shares of Registrant's stock being registered.

         23 Consent of Shumaker Williams, P.C. of Camp Hill, Pennsylvania, Special Counsel to Registrant.
                  (Included in Exhibit 5.)

         24 Power of Attorney given by the Officers and Directors of the Registrant (Included on signature page.)

         99D      Subchapter  D of  Chapter  17  of  the
                  Pennsylvania  Business Corporation Law of 1988,
                  as amended,(15 Pa.C.S.ss.ss.1741-1750) relating
                  to indemnification. (Incorporated by reference
                  to  Exhibit  99D  to   Registrant's   Registration
                  Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No.1, filed with the Commission on December 31, 1997.)

         99E Excerpts from Section 215a of the National Bank Act Relating to Dissenters' Rights.(Incorporated by reference to Exhibit 99E to Registrant's Registration Statement No. 333-24121, filed with the Commission on March 28, 1997 and as amended by Amendment No. 1, filed with the Commission on December 31, 1997.)